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                                 [LETTERHEAD]


                                August 28, 1997


Financial Investors Trust
370 17th Street, Suite 2700
Denver, CO 80202


             Re:     Financial Investors Trust
                     Registration Nos. 33-72424 and 811-8194
                     ---------------------------------------

Dear Sir or Madam:

             It is our opinion that the securities being registered hereunder will, when sold, be legally issued, fully paid and non-assessable, and we hereby consent to the reference to our firm as Counsel in Post-Effective Amendment
No. 7 to Registration Nos. 33-72424 and 811-8194.


                                                     Very truly yours,


                                                     BAKER & McKENZIE